UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2011

Global Karaoke Network, Inc.

(Exact name of small business issuer as specified in its charter)

Delaware	26-0884454
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1114 17th Ave., Suite 105, Nashville, TN 37212 (Address of principal executive offices)

(615) 495-8494
(Issuer’s telephone number)

_______________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 8, 2011, Board of Directors of the registrant dismissed Seale & Beers, CPAs, as its independent registered public account firm. On the same date, the accounting firm of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. was engaged as the Registrant’s new independent registered public accounting firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Seale & Beers, CPAs and the engagement of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as its independent auditor.

None of the reports of Seale & Beers, CPAs on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended June 30, 2010 a going concern qualification in the registrant's audited financial statements. We have had no disagreements with Seale & Beers, CPAs, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale & Beers, CPAs satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our financial statements.

We have provided Seale and Beers with a copy of the foregoing disclosure, and have requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. We are including as an Exhibit to this Form 8-K, a copy of the letter from Seale & Beers, CPAs as required by Item 304(a)(3) of Regulation S-K.

On September 8, 2011, the registrant engaged Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Rotenberg Meril Solomon Bertiger & Guttilla, P.C. regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
16.1	Letter from Seale & Beers, CPAs

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Karaoke Network, Inc.

/s/ Jason Sakowski

Jason Sakowski

Chief Executive Officer

Date: September 8, 2011

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